Exhibit 99.1 Sarbanes-Oxley Section 906 Certification for Gary Gannaway,
             Chief Executive Officer



CERTIFICATION

The undersigned certifies, pursuant to 18.U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge this Report on Form 10-Q for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and the results of operations of First Choice Health Network, Inc. and Subsidiary.


        By:    / s /Gary Gannaway
           -----------------------------
            Gary Gannaway,
            President and Chief Executive Officer
            May 15, 2003
































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